                                                                    EXHIBIT 28.4



                                               FIRST USA BANK, NATIONAL ASSOCIATION
                                                 WACHOVIA CREDIT CARD MASTER TRUST
                                                           SERIES 2000-1
                                                   MONTHLY SERVICING CERTIFICATE


Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 2000-1 Supplement (as amended and Supplemented, the "Series Supplement"), each originally between The First National Bank of Atlanta ("FNBA") as Servicer and Transferor
and The Bank of New York ("BONY"), as Trustee, First USA Bank, National Association ("FUSA"), as successor Servicer to
FNBA pursuant to an Assumption Agreement for Wachovia dated as of July 27, 2001, by and among, FNBA, BONY, and
FUSA, is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.  The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                               Monthly Period:                                            10/31/2001
                                                               Transfer Date                                              11/14/2001
                                                               Distribution Date:                                         11/15/2001
                                                               Period                                                             15
                                                                     (Revolving =  0-48,
                                                                     Controlled Accumulation = 49-60)
                                                               Current Libor Rate                                           2.52500%
                                                               Julian Days in Current Period                                      31
                                                               Coupon Period                                   10/15/2001-11/14/2001


====================================================================================================================================

ORIGINAL DEAL PARAMETERS

Class A Initial Investor Interest                                                                                    $637,500,000.00
Class B Initial Investor Interest                                                                                     $52,500,000.00
Collateral Initial Investor Interest                                                                                  $60,000,000.00
                                                                                                                     ---------------
Total Initial Investor Interest                                                                                      $750,000,000.00



Prior Month's Spread Account Balance                                                                                           $0.00
Increase(Decrease) in Spread Account during the current period                                                                 $0.00
                                                                                                                               -----
Amount on Deposit in Spread Account                                                                                            $0.00


Class A Certificate Rate                                  10/15/2001-11/14/2001                                             2.67500%
Class B Certificate Rate                                  10/15/2001-11/14/2001                                             2.90500%
Collateral Certificate Rate                               10/15/2001-11/14/2001                                             3.32500%

Servicing Fee Percentage                                                                                                     2.0000%
Discount Percentage                                                                                                          0.0000%


I. RECEIVABLES IN THE TRUST
---------------------------

Beginning of the Period Principal Receivables                                                                      $3,021,077,772.40
Beginning of the Period Finance Charge Receivables                                                                    $38,575,638.45
Beginning of the Period Discounted Receivables                                                                                 $0.00
Beginning of the Period Total Receivables                                                                          $3,059,653,410.85

Removed Principal Receivables                                                                                                  $0.00
Removed Finance Charge Receivables                                                                                             $0.00
Removed Total Receivables                                                                                                      $0.00

Additional Principal Receivables                                                                                               $0.00
Additional Finance Charge Receivables                                                                                          $0.00
Additional Total Receivables                                                                                                   $0.00

End of Period Principal Receivables                                                                                $3,003,497,617.23
End of Period Finance Charge Receivables                                                                              $27,642,788.57
End of Period Discounted Receivables                                                                                           $0.00
End of Period Total Receivables                                                                                    $3,031,140,405.80

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
-----------------------------------------------

Class A Initial Investor Interest                                                                                    $637,500,000.00
Class B Initial Investor Interest                                                                                     $52,500,000.00
Collateral Initial Investor Interest                                                                                  $60,000,000.00
Total Initial Investor Interest                                                                                      $750,000,000.00

Class A Investor Interest                                                                                            $637,500,000.00
Class B Investor Interest                                                                                             $52,500,000.00
Collateral Investor Interest                                                                                          $60,000,000.00
Total Investor Interest                                                                                              $750,000,000.00

Adjusted Investor Interest                                                                                           $750,000,000.00

Floating Allocation Percentage                                                                                              24.8256%
Class A Floating Allocation Percentage                                                                                      85.0000%
Class B Floating Allocation Percentage                                                                                       7.0000%
Collateral Floating Allocation Percentage                                                                                    8.0000%

Fixed Investor Percentage                                                                                                   24.8256%
Class A Fixed Allocation Percentage                                                                                         85.0000%
Class B Fixed Allocation Percentage                                                                                          7.0000%
Collateral Fixed Allocation Percentage                                                                                       8.0000%

Total Servicing Fee                                                                                                    $1,250,000.00

Investor Defaulted Amount                                                                                              $3,886,525.87



III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT
--------------------------------------------------------------------

Beginning Seller's Interest                                                                                        $1,330,123,972.40
Ending Seller's Interest                                                                                           $1,357,543,817.23
Required Seller's Interest                                                                                           $150,614,384.74
Current Month Deposit into Excess Funding Account                                                                              $0.00
Amount on deposit in Excess Funding Account                                                                                    $0.00

IV. PERFORMANCE SUMMARY
-----------------------

COLLECTIONS:
Collections of Principal Receivables                                                                                 $345,816,071.71
Collections of Finance Charge Receivables                                                                             $38,575,638.45
Collections of Interchange (Series 2000-1)                                                                             $1,691,505.21
       Servicer Interchange                                                                                              $625,000.00
       Net Interchange                                                                                                 $1,066,505.21
Collections of Recoveries                                                                                                $791,040.76
Total Finance Charge Collections                                                                                      $41,058,184.42
Total Payment Collections                                                                                            $384,391,710.16
Total Collections                                                                                                    $386,874,256.13

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                                          $39,174,719.86
          60 days delinquent                                                                                          $25,540,814.54
          90 days delinquent                                                                                          $20,870,159.41
          120 + days delinquent                                                                                       $30,068,141.81

          Total 30 + days delinquent                                                                                 $115,653,835.62


Gross Charge-Offs during the month                                                                                    $15,655,329.22
Recoveries during the month                                                                                              $791,040.76
Net Charge-Offs during the month                                                                                      $14,864,288.46

Defaulted Amount (excluding recoveries)                                                                               $15,655,329.22

                                                                                   # of Accounts                              Amount
                                                                                   -------------                              ------
Total amount/number of Accounts in Trust (at end of month)                             2,299,397                   $3,031,140,405.80



V. AVAILABLE SERIES 2000-1 FINANCE CHARGE COLLECTIONS
-------------------------------------------

Available Series 2000-1 Finance Charge Collections                                                                   $ 10,839,510.62

Class A Available Finance Charge Collections                                                                           $9,213,584.03

Class A Interest                                                                                                       $1,468,463.54
Class A Deficiency Amount                                                                                                      $0.00
Class A Additional Interest                                                                                                    $0.00
Class A Investor Defaulted Amount                                                                                      $3,303,546.99

Class A Servicing Fee [if Wachovia]                                                                                      $531,250.00
Accrued and Unpaid Class A Servicing Fee                                                                                       $0.00
Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---
Excess Spread Class A                                                                                                  $3,910,323.50

Class B Available Finance Charge Collections                                                                             $758,765.74

Class B Interest                                                                                                         $131,330.21
Class B Deficiency Amount                                                                                                      $0.00
Class B Additional Interest                                                                                                    $0.00

Class B Servicing Fee [if Wachovia]                                                                                       $43,750.00
Accrued and Unpaid Class B Servicing Fee                                                                                       $0.00
Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---
Excess Spread Class B                                                                                                    $583,685.53

Collateral Available Finance Charge Collections                                                                          $867,160.85

Servicing Fee [if not Wachovia]                                                                                                $0.00
                  ---
Excess Spread Collateral                                                                                                 $867,160.85

Total Excess Finance Charge Collections                                                                                $5,361,169.88

Class A Required Amount                                                                                                        $0.00

Class A Investor Charge-off Reimbursement                                                                                      $0.00

Class B Required Amount                                                                                                        $0.00



Collateral Interest                                                                                                      $171,791.67
Collateral Deficiency Amount                                                                                                   $0.00
Collateral Additional Interest                                                                                                 $0.00



Collateral Accrued and unpaid collateral interest                                                                              $0.00

Class B Investor Defaulted Amount                                                                                        $272,056.81

Collateral Servicing Fee [if Wachovia]                                                                                    $50,000.00

Collateral Investor Defaulted Amount                                                                                     $310,922.07

Collateral Investor Charge-Off Reimbursement                                                                                   $0.00

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                                                               $4,556,399.33

VI.  YIELD and BASE RATE
------------------------

Base Rate
---------

Base Rate                                                                                                                    4.8345%
Base Rate (prior month)                                                                                                      5.4586%
Base Rate (2 months ago)                                                                                                     6.2439%

3 Month Average Base Rate                                                                                                    5.5123%

Portfolio Yield
---------------

Portfolio Yield (current month)                                                                                             12.1248%
Portfolio Yield (prior month)                                                                                               10.2773%
Portfolio Yield (2 months ago)                                                                                              11.5143%
3 Month Average Portfolio Yield                                                                                             11.3055%
Portfolio Adjusted Yield                                                                                                     5.7931%

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                                              6.1400%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month))                                          6.2184%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                                          12.5632%
Gross Yield (annualized)                                                                                                    18.3432%
Portfolio Yield (3 month average)                                                                                           11.3055%
Base Rate (3 month average)                                                                                                  5.5123%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                                           7.2902%


VIII.  PRINCIPAL COLLECTIONS
----------------------------

Class A Principal Allocation Percentage                                                                                     85.0000%
Class A Monthly Principal                                                                                             $72,973,210.99
Class B Principal Allocation Percentage                                                                                      7.0000%
Class B Monthly Principal                                                                                              $6,009,558.55
Collateral Principal Allocation Percentage                                                                                   8.0000%
Collateral Monthly Principal                                                                                           $6,868,066.92

Total Monthly Principal                                                                                               $85,850,836.46

Reallocated Principal Collections                                                                                              $0.00
Shared Principal Collections allocable from other Series                                                                       $0.00


IX.  INVESTOR CHARGE-OFFS
-------------------------
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                                   $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                                  $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                             $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                 $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Interest after giving effect to all
  transactions on such Distribution Date.                                                                                      $0.00

CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                                   $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                                  $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                             $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                 $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Interest after giving effect to all
  transactions on such Distribution Date.                                                                                      $0.00

COLLATERAL INVESTOR CHARGE-OFFS
Collateral Investor Charge-Offs                                                                                                $0.00
Collateral Investor Charge-Offs per $1,000 original certificate
 principal amount                                                                                                              $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs                                                          $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                                 $0.00
The amount, if any, by which the outstanding principal balance of the Collateral Certificates exceeds the Collateral Investor Interest after giving effect to all transactions on such
   Distribution Date.                                                                                                          $0.00

X.  AMORTIZATION
-------------------------------------------

Current Monthly Amount deposited in Principal Funding Account                                                                  $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                                                $0.00
Current Month Accumulation Shortfall                                                                                           $0.00
Current Month Principal Funding Account Investment Proceeds                                                                    $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                                                   $0.00
Cumulative Reserve Account Amount                                                                                              $0.00
Required Reserve Account Draw Amount                                                                                           $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                                            $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                                                     $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                                                   $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                                                     $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                                                   $0.00

Cumulative Collateral Principal Paid (as of prior distribution dates)
Collateral Principal Payments                                                                                                  $0.00
Collateral Principal Payments per $1,000 original principal certificate amount
Total Collateral Principal Paid                                                                                                $0.00

Principal Paid to Transferor Certficateholder                                                                                  $0.00

                                             First USA Bank, N.A., as  Servicer
                                             Date:  November 7, 2001

                                             By:  /s/ Tracie Klein
                                                 --------------------------
                                             Name:  Tracie H. Klein
                                             Title: First Vice President